Exhibit 10.2

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED

TERMINAL STORAGE RENTAL AND THROUGHPUT AGREEMENT

This Second Amendment to Second Amended and Restated Terminal Storage Rental and Throughput Agreement (“Second Amendment”) is made as of the 14th day of November, 2012, by and among Global Petroleum Corp. (hereinafter referred to as “Global”), and Global Companies LLC (for itself and its subsidiary, Glen Hes Corp.) and Global Montello Group Corp. (hereinafter jointly referred to as “Customer”).

WITNESSETH:

WHEREAS, Global and Customer entered into that certain Second Amended and Restated Terminal Storage Rental and Throughput Agreement dated as of October 5, 2005 (the “Original Agreement”), as amended by that certain First Amendment to Second Amended and Restated Terminal Storage Rental and Throughput Agreement dated as of May 12, 2010 (the “First Amendment”; together with the Original Agreement, the “Agreement”) with respect to the Terminal (as such term is defined in Section 1.3 of the Agreement); and

WHEREAS, Global and Customer desire to amend the Agreement to extend the Initial Term (as such term is defined in Section 4 of the Agreement) through July 31, 2015;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Agreement shall be amended effective as of November 16, 2012 as follows:

1.                                      SECTION 4 is hereby amended by deleting “July 31, 2014” in the third (3rd) line and replacing it with “July 31, 2015”.

2.                                      Except as expressly amended by this Second Amendment, the Agreement is hereby ratified and confirmed in all respects by the parties hereto and shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the date first above written.

GLOBAL PETROLEUM CORP.

/s/Richard Slifka
Richard Slifka
Treasurer

GLOBAL COMPANIES LLC

/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President, General Counsel and Secretary

GLOBAL MONTELLO GROUP CORP.

/s/ Edward J. Faneuil
Edward J. Faneuil
Executive Vice President, General Counsel and Secretary